                        [WEIL & COMPANY LLP LETTERHEAD]




                        CONSENT OF INDEPENDENT AUDITORS


   We consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated May 13, 1997 of our audit of the financial statements of San Bruno Practice Center as of December 31, 1996. We also consent to the reference to our firm under the caption "Experts".



/s/ Weil & Company LLP

WEIL & COMPANY LLP
Santa Monica, California

                        [WEIL & COMPANY LLP LETTERHEAD]




                        CONSENT OF INDEPENDENT AUDITORS


   We consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated April 18, 1997 of our audit of the financial statements of Randall's Island Practice Center as of December 31, 1996. We also consent to the reference to our firm under the caption "Experts".



/s/ Weil & Company LLP

WEIL & COMPANY LLP
Santa Monica, California

                        [WEIL & COMPANY LLP LETTERHEAD]




                        CONSENT OF INDEPENDENT AUDITORS


   We consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated April 18, 1997 of our audit of the financial statements of Darlington Driving Range as of December 31, 1996. We also consent to the reference to our firm under the caption "Experts".






/s/ Weil & Company LLP

WEIL & COMPANY LLP
Santa Monica, California